UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of stockholders of Emergent BioSolutions Inc. (“Emergent”) was held on May 23, 2019.  A total of 47,878,139 shares of Emergent’s common stock were present or represented by proxy, which represented approximately 93.17% of Emergent’s 51,382,454 shares of common stock that were outstanding and entitled to vote at the annual meeting as of the record date of March 28, 2019.  Stockholders considered the three proposals outlined below, each of which is described in more detail in the proxy statement.

Proposal 1. To elect three Class I directors to hold office for a term expiring at our 2022 annual meeting of stockholders and one Class II director to hold office for a term expiring at our 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified. All director nominees were elected. The voting results were as follows:

Director Nominee	For	Against	Abstaining	Broker Non-Votes
Fuad El-Hibri	43,422,085	2,460,532	11,491	1,984,031
Ronald B. Richard	45,110,043	771,046	13,019	1,984,031
Kathryn C. Zoon, Ph.D.	45,689,636	193,950	10,522	1,984,031
Seamus Mulligan	43,489,886	2,393,365	10,857	1,984,031

Proposal 2. To ratify the appointment by the Audit Committee of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2019. Proposal 2 was approved. The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
47,455,542	410,331	12,266	N/A

Proposal 3. To approve, on an advisory basis, the compensation of our named executive officers. Proposal 3 was approved. The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
44,801,685	1,061,264	31,159	1,984,031

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: May 23, 2019	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer